Exhibit 99.2

Winthrop Realty Trust

Supplemental Operating and Financial Data

For the Period Ended September 30, 2012

WINTHROP REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1

Consolidated Statements of Operations and Comprehensive Income	2

Funds from Operations	5

Estimated Net Asset Value	7

Consolidated Statements of Cash Flows	11

Selected Balance Sheet Account Detail	13

Schedule of Capitalization, Dividends and Liquidity	14

Selected Investment Data	15

Schedule of Securities Carried at Fair Value	18

Schedule of Loan Assets	19

Net Operating Income from Consolidated Properties	21

Schedule of Interest, Dividends and Discount Accretion	22

Consolidated Properties – Selected Property Data	23

Equity Investments – Selected Property Data	25

Consolidated Properties – Operating Summary	28

Equity Investments – Operating Summary	29

Consolidated Debt Summary	30

Equity Investments Debt Summary	31

Lease Expiration Summary	33

Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	34

Supplemental Definitions	35

Investor Information	36

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share data, Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
ASSETS
Investments in real estate, at cost
Land	$37,177	$39,575	$36,495	$36,495	$36,495
Buildings and improvements	344,289	350,243	328,556	327,337	273,118

	381,466	389,818	365,051	363,832	309,613
Less: accumulated depreciation	(48,618)	(49,818)	(47,071)	(44,556)	(42,262)

Investments in real estate, net	332,848	340,000	317,980	319,276	267,351
Cash and cash equivalents	159,251	43,959	79,526	40,952	66,777
Restricted cash held in escrows	15,273	10,678	8,549	3,914	4,916
Loans receivable, net	138,001	123,872	116,399	114,333	115,889
Accounts receivable, net of allowances of $513, $397, $512, $639 and $594, respectively	4,892	5,980	5,914	5,335	2,714
Accrued rental income	13,467	13,281	12,251	10,805	9,666
Securities carried at fair value	37,191	34,079	33,700	28,856	6,652
Loan securities carried at fair value	5,756	5,385	5,473	5,309	5,343
Preferred equity investments	5,500	5,500	1,500	5,520	13,402
Equity investments	115,299	146,221	152,148	162,142	106,156
Lease intangibles, net	34,883	34,678	35,644	36,305	25,394
Deferred financing costs, net	4,558	1,081	1,088	1,180	1,184
Assets held for sale	18	6	6	6	1,491

TOTAL ASSETS	$866,937	$764,720	$770,178	$733,933	$626,935

LIABILITIES
Mortgage loans payable	$238,097	$229,891	$230,257	$230,940	$185,622
Senior notes payable	86,250	—	—	—	—
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at September 30, 2011	—	—	—	—	21,300
Non-recourse secured financings	29,150	29,150	29,150	29,150	15,150
Revolving line of credit	—	—	—	40,000	—
Accounts payable and accrued liabilities	19,635	16,696	14,672	16,174	12,287
Dividends payable	8,161	5,373	5,371	5,369	5,395
Deferred income	758	1,010	464	502	1,550
Below market lease intangibles, net	2,423	2,602	2,782	2,962	2,137
Liabilities of held for sale assets	89	—	—	—	597

TOTAL LIABILITIES	384,563	284,722	282,696	325,097	244,038

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 shares authorized and outstanding at September 30, 2011	—	—	—	—	3,221

Total non-controlling redeemable preferred interest	—	—	—	—	3,221

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares $25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at Sept 30, June 30, and March 31, 2012 and 1,840,000 shares authorized and 1,600,000 shares outstanding at December 31, 2011	120,500	120,500	120,500	40,000	—
Common Shares, $1 par, unlimited shares authorized; 33,077,047, 33,066,280, 33,053,502, 33,041,034, and 32,958,778 issued and outstanding at Sept 30, June 30, Mar 31, 2012, Dec 31, and Sept 30, 2011, respectively	33,077	33,066	33,053	33,041	32,959
Additional paid-in capital	617,837	617,862	623,284	626,099	627,107
Accumulated distributions in excess of net income	(307,144)	(314,091)	(309,289)	(311,246)	(295,290)
Accumulated other comprehensive loss	(165)	(149)	(124)	(92)	—

Total Winthrop Realty Trust Shareholders’ Equity	464,105	457,188	467,424	387,802	364,776
Non-controlling interests	18,269	22,810	20,058	21,034	14,900

Total Equity	482,374	479,998	487,482	408,836	379,676

TOTAL LIABILITIES AND EQUITY	$866,937	$764,720	$770,178	$733,933	$626,935

WINTHROP REALTY TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue
Rents and reimbursements	$13,335	$10,370	$38,225	$31,696
Interest, dividends and discount accretion	3,722	5,503	15,018	20,269

	17,057	15,873	53,243	51,965

Expenses
Property operating	3,624	3,272	11,535	10,856
Real estate taxes	1,268	1,079	3,481	3,360
Depreciation and amortization	4,842	3,111	12,872	9,751
Interest	4,430	3,480	11,602	11,926
Impairment loss on investment in real estate	—	3,000	—	3,000
General and administrative	3,098	2,691	9,088	7,816
Transaction costs	30	201	335	358
State and local taxes	65	11	213	88

	17,357	16,845	49,126	47,155

Other income (loss)
Earnings from preferred equity investments	—	257	—	498
Equity in income of equity investments	12,644	2,820	13,654	4,340
Realized gain on sale of securities carried at fair value	—	—	41	131
Unrealized gain (loss) on securities carried at fair value	3,113	(961)	7,254	(798)
Unrealized gain (loss) on loan securities carried at fair value	371	(75)	447	2,772
Gain on sale of equity investments	165	207	397	207
Gain on extinguishment of debt	—	8,514	—	8,514
Interest income	242	472	433	1,007

	16,535	11,234	22,226	16,671

Income from continuing operations	16,235	10,262	26,343	21,481
Discontinued operations
Income (loss) from discontinued operations	(188)	(98)	(59)	142

Consolidated net income	16,047	10,164	26,284	21,623
(Income) loss attributable to non-controlling interest	(939)	(318)	435	(851)

Net income attributable to Winthrop Realty Trust	15,108	9,846	26,719	20,772
Preferred dividend of Series C Preferred Shares	—	(59)	—	(176)
Preferred dividend of Series D Preferred Shares	(2,786)	—	(6,498)	—

Net income attributable to Common Shares	$12,322	$9,787	$20,221	$20,596

Per Common Share data - Basic
Income from continuing operations	$0.38	$0.30	$0.61	$0.66
Income (loss) from discontinued operations	(0.01)	—	—	0.01

Net income attributable to Winthrop Realty Trust	$0.37	$0.30	$0.61	$0.67

Per Common Share data - Diluted
Income from continuing operations	$0.38	$0.30	$0.61	$0.66
Income (loss) from discontinued operations	(0.01)	—	—	0.01

Net income attributable to Winthrop Realty Trust	$0.37	$0.30	$0.61	$0.67

Basic Weighted-Average Common Shares	33,075	32,949	33,064	30,889

Diluted Weighted-Average Common Shares	33,076	32,949	33,064	30,889

Comprehensive income
Consolidated net income	$16,047	$10,164	$26,284	$21,623
Change in unrealized gain (loss) on interest rate derivative	(16)	—	(73)	63

Comprehensive income	$16,031	$10,164	$26,211	$21,686

WINTHROP REALTY TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(In thousands, except per share data, continued)

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011
Revenue
Rents and reimbursements	$13,335	$12,810	$12,080	$11,093	$10,370
Interest, dividends and discount accretion	3,722	5,778	5,518	5,189	5,503

	17,057	18,588	17,598	16,282	15,873

Expenses
Property operating	3,624	3,561	4,350	3,531	3,272
Real estate taxes	1,268	989	1,224	1,067	1,079
Depreciation and amortization	4,842	4,394	3,636	3,483	3,111
Interest	4,430	3,447	3,725	3,833	3,480
Impairment loss on investment in real estate	—	—	—	4,600	3,000
General and administrative	3,098	3,081	2,910	3,431	2,691
Transaction costs	30	183	121	161	201
State and local taxes	65	142	6	291	11

	17,357	15,797	15,972	20,397	16,845

Other income (loss)
Earnings (loss) from preferred equity investments	—	—	—	(160)	257
Equity in income (loss) of equity investments	12,644	586	424	(17,259)	2,820
Gain on sale of equity investments	165	232	—	—	207
Realized gain (loss) on sale of securities carried at fair value	—	15	26	(8)	—
Unrealized gain (loss) on securities carried at fair value	3,113	(791)	4,932	3,586	(961)
Gain on extinguishment of debt, net	—	—	—	744	8,514
Unrealized gain (loss) on loan securities carried at fair value	371	(88)	164	(35)	(75)
Settlement income	—	—	—	5,868	—
Gain on consolidation of property	—	—	—	818	—
Interest and other income	242	89	102	172	472

	16,535	43	5,648	(6,274)	11,234

Income (loss) from continuing operations	16,235	2,834	7,274	(10,389)	10,262

Discontinued operations
Income (loss) from discontinued operations	(188)	51	78	513	(98)

Consolidated net income (loss)	16,047	2,885	7,352	(9,876)	10,164
(Income) loss attributable to non-controlling interest	(939)	473	901	37	(318)

Net income (loss) attributable to Winthrop Realty Trust	15,108	3,358	8,253	(9,839)	9,846
Preferred dividend of Series C Preferred Shares	—	—	—	(409)	(59)
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(925)	(339)	—

Net income (loss) attributable to Common Shares	$12,322	$571	$7,328	$(10,587)	$9,787

WINTHROP REALTY TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(In thousands, except per share data, continued)

(Unaudited)

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Per Common Share data - Basic
Income (loss) from continuing operations	$0.38	$0.02	$0.22	$(0.33)	$0.30
Income (loss) from discontinued operations	(0.01)	—	—	0.01	—

Net income (loss) attributable to Winthrop Realty Trust	$0.37	$0.02	$0.22	$(0.32)	$0.30

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.38	$0.02	$0.22	$(0.33)	$0.30
Income (loss) from discontinued operations	(0.01)	—	—	0.01	—

Net income (loss) attributable to Winthrop Realty Trust	$0.37	$0.02	$0.22	$(0.32)	$0.30

Basic Weighted-Average Common Shares	33,075	33,064	33,052	33,027	32,949

Diluted Weighted-Average Common Shares	33,076	33,064	33,052	33,027	32,949

Comprehensive income (loss)
Consolidated net income (loss)	$16,047	$2,885	$7,352	$(2,474)	$10,164
Change in unrealized gain (loss) on interest rate derivative	(16)	(25)	(32)	(29)	—

Comprehensive income (loss)	$16,031	$2,860	$7,320	$(2,503)	$10,164

WINTHROP REALTY TRUST

FUNDS FROM OPERATIONS

(In thousands, except per share data)

(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three and nine months ended September 30, 2012 and 2011:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Basic
Net income attributable to Winthrop Realty Trust	$15,108	$9,846	$26,719	$20,772
Real estate depreciation	2,903	2,094	8,165	6,298
Amortization of capitalized leasing costs	2,169	1,092	5,106	3,683
Trust’s share of real estate depreciation and amortization of unconsolidated interests	2,976	2,996	10,630	7,635
(Gain) loss on sale of real estate	(945)	58	(945)	58
Gain on sale of equity investments	(165)	—	(397)	—
Impairment loss on investments in real estate	698	3,000	698	3,000
Impairment loss on equity investments	—	—	—	3,800
Less: Non-controlling interest share of depreciation and amortization	(699)	(790)	(2,144)	(2,371)

Funds from operations attributable to the Trust	22,045	18,296	47,832	42,875
Preferred dividend of Series C Preferred Shares	—	(59)	—	(176)
Preferred dividend of Series D Preferred Shares	(2,786)	—	(6,498)	—
Allocation of earnings to Series B-1 Preferred Shares	—	(170)	—	(257)
Allocation of earnings to Series C Preferred Shares	—	(82)	—	(176)

FFO applicable to Common Shares - Basic	$19,259	$17,985	$41,334	$42,266

Weighted-average Common Shares	33,075	32,949	33,064	30,889

FFO Per Common Share - Basic	$0.58	$0.55	$1.25	$1.37

Diluted
Funds from operations attributable to the Trust	$22,045	$18,296	$47,832	$42,875
Preferred dividend of Series C Preferred Shares	—	(59)	—	(176)
Preferred dividend of Series D Preferred Shares	(2,786)	—	(6,498)	—
Allocation of earnings to Series B-1 Preferred Shares	—	(170)	—	(257)
Allocation of earnings to Series C Preferred Shares	—	(82)	—	(176)

FFO applicable to Common Shares	$19,259	$17,985	$41,334	$42,266

Weighted-average Common Shares	33,075	32,949	33,064	30,889
Stock options	1	—	—	—
Series B-1 Preferred Shares	—	—	—	—
Series C Preferred Shares	—	—	—	—

Diluted weighted-average Common Shares	33,076	32,949	33,064	30,889

FFO Per Common Share - Diluted	$0.58	$0.55	$1.25	$1.37

WINTHROP REALTY TRUST

FUNDS FROM OPERATIONS

(In thousands, except per share data)

(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Basic
Net income (loss) attributable to Winthrop Realty Trust	$15,108	$3,358	$8,253	$(9,839)	$9,846
Real estate depreciation	2,903	2,747	2,515	2,348	2,094
Amortization of capitalized leasing costs	2,169	1,732	1,204	1,213	1,092
(Gain) loss on sale of real estate	(945)	—	—	(450)	58
Gain on sale of equity investments	(165)	(232)	—	—	—
Gain on consolidation of property	—	—	—	(818)	—
Trust’s sjare pf real estate depreciation and amortization of unconsolidated interests	2,976	3,992	3,662	3,831	2,996
Impairment loss on investments in real estate	698	—	—	4,600	3,000
Impairment loss on equity investments	—	—	—	17,258	—
Less: Non-controlling interest share of depreciation and amortization	(699)	(713)	(732)	(1,113)	(790)

Funds from operations	22,045	10,884	14,902	17,030	18,296
Preferred dividend of Series C Preferred Shares	—	—	—	(409)	(59)
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(925)	(339)	—
Allocation of earnings to Series B-1 Preferred Shares	—	—	—	(61)	(170)
Allocation of earnings to Series C Preferred Shares	—	—	—	(35)	(82)

FFO applicable to Common Shares - Basic	$19,259	$8,097	$13,977	$16,186	$17,985

Weighted-average Common Shares	33,075	33,064	33,052	33,027	32,949

FFO Per Common Share - Basic	$0.58	$0.24	$0.42	$0.49	$0.55

Diluted
Funds from operations	$22,045	$10,884	$14,902	$17,030	$18,296
Preferred dividend of Series C Preferred Shares	—	—	—	(409)	(59)
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(925)	(339)	—
Allocation of earnings to Series B-1 Preferred Shares	—	—	—	(61)	(170)
Allocation of earnings to Series C Preferred Shares	—	—	—	(35)	(82)

FFO applicable to Common Shares	$19,259	$8,097	$13,977	$16,186	$17,985

Weighted-average Common Shares	33,075	33,064	33,052	33,027	32,949
Stock options	1	—	—	—	—
Convertible Series C Preferred Shares	—	—	—	—	—

Diluted weighted-average Common Shares	33,076	33,064	33,052	33,027	32,949

FFO Per Common Share - Diluted	$0.58	$0.24	$0.42	$0.49	$0.55

WINTHROP REALTY TRUST

ESTIMATED NET ASSET VALUE

(In thousands, except per share data)

(Unaudited)

Cash, accounts payable and dividends payable:	Trust Ownership	Carrying Amount	Matched Debt	Estimated NAV Range
Cash and cash equivalents and restricted cash	100%	$174,524	$—	$174,524	to	$174,524
Accounts payable and dividends payable	100%	27,796	—	(27,796)	to	(27,796)

Subtotal - Corporate Segment Estimated Net Asset Value Range				146,728	to	146,728

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$37,191	$—	$37,191	to	$37,191
REIT Preferred shares	100%	—	—	—	to	—

Subtotal - REIT Securities Segment Estimated Net Asset Value Range				37,191	to	37,191

Loans:	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment
WBCMT Series 2007 Tranche L - CMBS	100%	$1,267	$—	$—	to	$1,267	[1]
Mentor Building - Whole Loan	100%	2,511	—	2,511	to	2,511	[1]
MetroTech Brooklyn - B Note	33%	40,000	—	13,200	to	13,200	[2]
2600 West Olive - Rake Bonds	100%	6,364	—	6,364	to	6,364	[1]
Hotel Wales - Whole Loan	100%	20,097	14,000	6,097	to	6,097	[1]
Legacy Orchard - Corporate Loan	100%	9,750	—	9,750	to	9,750	[1]
Rennaisance - Mezzanine Loan	100%	3,000	—	3,000	to	3,000	[1]
San Marbeya - Whole Loan	100%	30,194	15,150	15,044	to	15,044	[1]
Rockwell - Mezzanine Loan	100%	1,505	—	1,505	to	1,505	[1]
500-512 Seventh Ave - B Note	100%	11,257	—	11,257	to	11,257	[1]
Wellington Tower - Mezzanine Loan	100%	3,515	—	3,515	to	3,515	[1]
Broward Office Building - Whole Loan	100%	30,246	—	30,246	to	30,246	[1]
127 West 25th - Mezzanine Loan	100%	8,894	—	8,894	to	8,894	[1]
Churchill - Whole Loan	100%	326	—	326	to	326	[1]
4545 East Shea Blvd - Whole Loan	100%	2,250	—	2,250	to	2,250	[1]
Burbank Centre	100%	10,041	—	10,041	to	10,041	[1]
Pinnacle II	100%	5,168		5,168	to	5,168	[1]
The Shops at Wailea	100%	7,751		7,751	to	7,751	[1]
Poipu Shopping Village	100%	2,875		2,875	to	2,875	[1]

Total Estimated Value of Loans with Expected Repayment				139,795	to	141,062

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
Stamford Office - Mezzanine	20%	47,077	—	9,415	to	9,415	[2]

Total Estimated Value of Loans with Potential Equity				9,415	to	9,415

Debt Platforms
Conord Debt Holdings/CDH CDO	67%	N/A	N/A	14,000	to	18,000	[3]
RE CDO	50%	N/A	N/A	1,792	to	1,792	[4]

Total Estimated Value of Debt Platforms				15,792	to	19,792

Subtotal-Loan Segment Estimated Net Asset Value Range				165,002	to	170,269

Please refer to Estimated Net Asset Value notes on page 10.

(Continued on next page)

WINTHROP REALTY TRUST

ESTIMATED NET ASSET VALUE Continued

(In thousands, except per share data) (Unaudited)

Description	Trust Owner- ship	Type	Square Feet/Units	Nine Mos Ended Sept 30, 2012 NOI Annualized	Adjust- ments		Adjusted Annualized NOI [15]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties
Deer Valley, AZ	100%	Office	82,000	$1,467	$193	[5]	$1,660	8.74%	to	8.30%	$19,000	to	$20,000	$—	$19,000	to	$20,000	[12]
Englewood, CO (Crossroads I)	100%	Office	118,000	223	877	[5]	1,100	8.00%	to	7.00%	10,767	to	12,731	—	10,767	to	12,731
Englewood, CO (Crossroads II)	100%	Office	118,000	552	399	[5]	951	8.00%	to	7.00%	11,512	to	13,210	—	11,512	to	13,210
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	1,567			1,567	6.50%	to	6.00%	24,113	to	26,123	13,590	10,523	to	12,533
Atlanta, GA	100%	Retail	61,000	259			259	9.00%	to	8.00%	2,881	to	3,241	—	2,881	to	3,241
Denton, TX	100%	Retail	46,000	163			163	10.50%	to	8.50%	1,554	to	1,920	—	1,554	to	1,920
Greensboro, NC	100%	Retail	46,000	220			220	9.00%	to	8.00%	2,448	to	2,754	—	2,448	to	2,754
Louisville , KY	100%	Retail	47,000	214			214	11.00%	to	10.00%	1,947	to	2,142	—	1,947	to	2,142
Seabrook, TX	100%	Retail	52,000	230			230	9.00%	to	8.00%	2,552	to	2,871	—	2,552	to	2,871
Amherst, NY	100%	Office	200,000	2,411	(603)[14]		1,808	8.00%	to	7.00%	18,900	to	22,129	15,343	3,557	to	6,785
Andover, MA	100%	Office	93,000	964			964	9.00%	to	8.00%	10,706	to	12,044	—	10,706	to	12,044
Chicago, IL (One East Erie)	100%	Office	126,000	2,755			2,755	7.50%	to	6.50%	36,729	to	42,379	20,281	16,448	to	22,099
Chicago, IL (River City )	60%	Office	253,000	3,252	(1,140)[13]		2,112	8.50%	to	7.50%	24,847	to	28,160	8,700	9,688	to	11,676
Houston, TX (Westheimer)	8%	Office	614,000	7,609			7,609	7.00%	to	6.00%	108,707	to	126,824	53,187	4,442	to	5,891
Lisle, IL (550 Corporetum)	100%	Office	169,000	834	488	[6]	1,323	9.50%	to	8.50%	13,923	to	15,560	5,753	6,751	to	8,389
Lisle, IL (Arboretum)	100%	Office	67,000	(230)	835	[6]	605	11.00%	to	9.00%	5,500	to	6,722	1,657	1,863	to	3,101
Lisle, IL (1050 Corporetum)	60%	Office	54,000	477			477	9.00%	to	8.00%	5,303	to	5,966	5,560	—	to	243
New York, NY	var	Office /Retail	105,000	1,463	4,390	[7]	5,853	6.00%	to	5.50%	97,550	to	106,418	51,982	24,924	to	28,028	[7]
Orlando, FL	100%	Office	257,000	3,313			3,313	8.00%	to	7.00%	41,415	to	47,332	37,725	3,691	to	9,607
Plantation, FL	100%	Office	120,000	1,447			1,447	8.00%	to	7.00%	18,094	to	20,678	10,841	7,252	to	9,837
South Burlington, VT	100%	Office	54,000	163			163	11.00%	to	9.00%	1,484	to	1,814	—	1,484	to	1,814
Jacksonville, FL	100%	Warehouse	580,000	902			902	10.00%	to	8.00%	9,018	to	11,273	—	9,018	to	11,273
Churchill, PA (Westinghouse )	100%	Mixed Use	52,000	(217)	967	[5]	750	12.00%	to	9.00%	6,250	to	8,333	—	6,250	to	7,667
Memphis, TN (Waterford Apartments)	100%	Multi-Family	320 Units	971	349	[9]	1,320	6.25%	to	6.00%	21,120	to	22,000	13,478	7,642	to	8,522

Please refer to Estimated Net Asset Value notes on page 10 .

(Continued on next page)

WINTHROP REALTY TRUST

ESTIMATED NET ASSET VALUE Continued

(In thousands, except per share data) (Unaudited)

Description	Trust Owner- ship	Type	Square Feet/ Units	Nine Mos Ended Sept 30, 2012 NOI Annualized	Adjust- ments		Adjusted Annualized NOI [15]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties (continued)

Marc Realty
223 West Jackson, Chicago, IL	50%	Office	168,000	1,204	572	[6]	1,776	8.50%	to	7.50%	18,894	to	21,680	7,000	5,947	to	7,340
4415 West Harrison, Hillside, IL	50%	Office	192,000	573			573	9.50%	to	8.50%	6,026	to	6,735	4,455	786	to	1,140
1701 E. Woodfield, Schaumburg, IL	50%	Office	175,000	1,316	(400)[15]		916	9.50%	to	8.50%	9,645	to	10,780	5,537	2,054	to	2,621

2205-55 Enterprise,Westchester, IL	50%	Office	130,000	1,068			1,068	9.50%	to	8.50%	11,243	to	12,566	9,000	1,121	to	1,783
180 North Michigan, Chicago, IL	70%	Office	229,000	2,612	(400)[13]		2,212	8.00%	to	7.75%	27,649	to	28,541	17,219	7,301	to	7,926

Sealy Venture
Atlanta, GA (Northwest)	60%	Industrial/ Office	472,000	1,708			1,708	9.00%	to	8.00%	18,976	to	21,347	13,819	3,094	to	4,517
Atlanta, GA (Newmarket)	68%	Industrial/ Office	470,000	1,528			1,528	9.00%	to	8.00%	16,982	to	19,104	37,000	—	to	—
Nashville, TN (Airpark)	50%	Industrial/Office	1,155,000	6,240			6,240	9.00%	to	8.00%	69,336	to	78,003	74,000	—	to	2,001

WRT-Elad / One South State	50%	Retail/Office	942,000	8,967	3,362	[10]	12,329	7.50%	to	6.50%	164,387	to	189,677	101,722	29,238	to	37,458	[10]

Mentor Retail	50%	Retail	7,000	263	210	[9]	473	8.00%	to	7.00%	5,913	to	6,757	2,497	1,704	to	2,126

Vintage

27 Properties	75%	Multifamily	4,655	24,315			24,315	7.50%		7.50%	324,197	to	324,197	253,922	50,425	to	60,989	[11]

Tacoma Preferred Equity	75%	Multifamily	Under Construction												1,500	to	1,500

Urban Center Preferred Equity	75%	Multifamily	Under Construction												5,500	to	5,500

Subtotal Operating Properties Segment Estimated Value Range															285,569	to	353,277

All Segments Estimated Net Asset Value Range															634,490	to	707,466

Outstanding Line of Credit															—	to	—
Outsanding Senior Notes															(86,250)	to	(86,250)
Outsanding Series D Preferred															(120,500)	to	(120,500)

Net Asset Value Attributable to Common Shares															$427,740		$500,716

Outstanding Common Shares															33,089	to	33,089
Estimate Net Asset Value per Common Share Range															$12.93	to	$15.13

Please refer to Estimated Net Asset Value notes on page 10.

WINTHROP REALTY TRUST

NOTES TO ESTIMATED NET ASSET VALUE

(Unaudited)

Management’s estimate of net asset value (“NAV”) is based on in place assets and liabilities as of September 30, 2012. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to September 30, 2012.

[1] Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans. Except for WBCMT, for which full recovery may not be realized, par is utilized as the estimate of value.

[2] Management’s estimate of NAV on the Trust’s loans with potential equity participation gives no effect to the potential value of any equity participation. Par is utilized as the estimate of value.

[3] Management’s low estimate of value for the Concord Debt Holdings/CDH CDO investment is based upon the purchase price recently paid by the Trust for its purchase of Lexington Realty Trust’s 33.33% interest in these ventures, which gave no value to certain of the loans held by the platform. Management’s high end range of estimate is based on low end value plus recovery on certain of the assets valued at $0.

[4] Management based its estimate on the carrying value of the collateral manager and equity of Sorin CDO IV and Sorin CDO III. No value has been given for potential investment opportunities.

[5] Reflects adjustment made for leases in place which rents are not included in prior quarters’ reported earnings due to either the timing of commencement or rent abatement.

[6] Properties are currently in the process of leasing. Accordingly, management estimated the range of property values by applying the range of capitalization rates to an estimated stabilized NOI and then deducted from the property value the estimated costs to achieve the projected stabilized NOI.

[7] Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.5.0% and 6.0% applied to stabilized NOI. The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $3.8 million:

1)	to the Trust until it receives an amount equal to a 10% return;

2)	75% to the Trust , 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;

3)	90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;

4)	10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;

5)	either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders. Management assumed the 35% for this analysis.

[8] This property currently generates cash flow to the Trust of $500,000 annually, which is expected to continue through 2017. In view of the inability to determine a residual value at the end of the primary term, Management has assumed there is no residual value and as such the value is based on primary term cash flows discounted at 10.00%

[9] Waterford Apartments and the Mentor Equity investment are second quarter acquisitions. The NOI adjustment reflects in place annual budgeted NOI.

[10] Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms and then 65% profits participation by WRT-Elad.

[11] Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement Waterfall. The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;

2)	to the Trust’s joint venture partner until he receives at 12% return;

3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner.

The Trust received $4.159 million in distributions of operating cash flow during the 9 months ended September 30, 2012, which is equal to $5.545 million on an annualized basis.

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%.

Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%. Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

[12] Property value is based on recent marketing efforts.

[13] NOI reported on 180 North Michigan and River City for the nine months ended September 30, 2012 included revenue attributable to a lease termination fee. Accordingly, the annualized NOI was adjusted down to exclude this nonrecurring revenue.

[14] This property is net leased to Ingram Micro under a lease which was scheduled to expire in October 2013. The tenant has executed a letter of intent to extend the term and the lease is being finalized. The adjustment reflects the rental rate per the letter of intent. The property value has been reduced for the costs of the lease.

[15] This property has expected lease turnover. Accordingly an adjustment has been made to NOI to reflect the reduction in asset value.

[16] Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures.

WINTHROP REALTY TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, Unaudited)

	Nine Months Ended September 30,
	2012	2011
	(unaudited)	(unaudited)
Cash flows from operating activities
Net income	$26,284	$21,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amortization of of deferred financing costs)	8,552	6,891
Amortization of lease intangibles	5,028	3,316
Straight-lining of rental income	(2,662)	(937)
Loan discount accretion	(5,984)	(11,167)
Discount accretion received in cash	14,065	13,290
Earnings of preferred equity investments	—	(498)
Distributions of income from preferred equity investments	97	336
Income of equity investments	(13,654)	(4,340)
Distributions of income from equity investments	17,097	8,081
Restricted cash held in escrows	(4,063)	750
Gain on sale of equity investment	(232)	—
Gain on sale of securities carried at fair value	(41)	(131)
Unrealized gain on securities carried at fair value	(7,254)	798
Unrealized gain on loan securities carried at fair value	(447)	(2,772)
Tenant leasing costs	(3,211)	(2,448)
Impairment loss on investments in real estate	698	3,000
Gain on extinguishment of debt	—	(8,514)
(Gain) loss on sale of real estate held for sale	(945)	58
Bad debt (recovery) expense	(116)	332
Net change in interest receivable	(293)	19
Net change in accounts receivable	533	688
Net change in accounts payable and accrued liabilities	4,260	1,284

Net cash provided by operating activities	37,712	29,659

Cash flows from investing activities
Investments in real estate	(29,975)	(5,788)
Investment in equity investments	(47,925)	(67,901)
Investment in preferred equity investments	(4,000)	(7,208)
Proceeds from sale of investments in real estate	7,024	—
Proceeds from sale of equity investments	2,297	6,000
Proceeds from sale of assets held for sale	—	2,151
Return of capital distribution from equity investments	83,736	26,432
Purchase of securities carried at fair value	(5,654)	(568)
Proceeds from sale of securities carried at fair value	4,614	26,281
Proceeds from payoff of loan securities	—	8,748
Restricted cash held in escrows	(7,265)	2,828
Issuance and acquisition of loans receivable	(64,970)	(44,512)
Collection of loans receivable	37,126	43,410

Net cash used in investing activities	(24,992)	(10,127)

(Continued on next page)

WINTHROP REALTY TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands, Unaudited, continued)

	Nine Months Ended September 30,
	2012	2011
	(unaudited)	(unaudited)
Cash flows from financing activities
Proceeds from mortgage loans payable	15,897	11,000
Principal payments of mortgage loans payable	(8,740)	(47,307)
Proceeds from revolving line of credit	—	27,324
Proceeds from issuance of Series D Preferred Shares	77,572	—
Proceeds from issuance of senior notes payable	86,250	—
Payment of revolving line of credit	(40,000)	(52,774)
Proceeds from note payable	—	15,150
Restricted cash held in escrows	(31)	99
Deferred financing costs	(3,766)	(611)
Contribution from non-controlling interest	4,340	300
Distribution to non-controlling interest	(6,115)	(327)
Purchase of non-controlling interests	(400)	—
Issuance of Common Shares through offering	—	61,386
Issuance of Common Shares under Dividend Reinvestment Plan	397	2,064
Dividend paid on Common Shares	(16,113)	(14,140)
Dividend paid on Series D Preferred Shares	(3,712)	—
Dividend paid on Series C Preferred Shares	—	(176)

Net cash provided by financing activities	105,579	1,988

Net increase in cash and cash equivalents	118,299	21,520
Cash and cash equivalents at beginning of period	40,952	45,257

Cash and cash equivalents at end of period	$159,251	$66,777

Supplemental Disclosure of Cash Flow Information
Interest paid	$11,248	$12,588

Taxes paid	$317	$52

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$5,375	$5,356

Dividends accrued on Series C Preferred Shares	$—	$39

Dividends accrued on Series D Preferred Shares	$2,786	$—

Capital expenditures accrued	$2,277	$684

Other receivables	$—	$—

Transfer to loan securities carried at fair value	$—	$662

Transfer from loans receivable	$(2,938)	$(6,534)

Transfer from preferred equity	$(3,923)	$(2,022)

Transfer to equity investment	$6,861	$4,650

Transfer to loan receivable	$6,550	$12,544

Transfer from equity investment	$(12,400)	$—

Transfer to additional paid-in capital	$5,487	$—

Transfer to non-controlling interests	$363	$—

WINTHROP REALTY TRUST

SELECTED BALANCE SHEET ACCOUNT DETAIL

(In thousands, Unaudited)

	Sept 30, 2012	June 30, 2012	March 31, 2012	Dec 31, 2011	Sept 30, 2011
Investments in Real Estate
Land	$37,177	$39,575	$36,495	$36,495	$36,495
Buildings and improvements
Buildings	311,956	313,398	297,112	297,223	249,789
Building improvements	13,676	20,012	14,830	13,679	11,435
Furniture and Fixtures	2,226	2,176	1,857	1,849	1,842
Tenant improvements	16,431	14,657	14,757	14,586	10,052

	381,466	389,818	365,051	363,832	309,613
Accumulated depreciation and amortization	(48,618)	(49,818)	(47,071)	(44,556)	(42,262)

Total Investments in Real Estate	$332,848	$340,000	$317,980	$319,276	$267,351

Accounts Receivable
Straight-line rent receivable	$13,467	$13,281	$12,251	$10,805	$9,666
Other	4,892	5,980	5,914	5,335	2,714

Total Accounts Receivable	$18,359	$19,261	$18,165	$16,140	$12,380

Securities Carried at Fair Value
REIT Preferred Shares	$—	$—	$—	$4,277	$4,222
REIT Common Shares	37,191	34,079	33,700	24,579	2,430

Total Securities Carried at Fair Value	$37,191	$34,079	$33,700	$28,856	$6,652

Equity Investments
Vintage Housing Holdings (27 Properties)	$30,083	$30,144	$28,830	$29,887	$30,513
Elad / One South State Street (1 Property)	24,659	24,716	24,743	10,150	—
Marc Realty Portfolio (5 Properties)	21,921	21,768	34,227	27,145	43,419
10 Metrotech (Office Loan)	10,845	56	—	—	—
Sealy Ventures Properties (3 Properties)	8,904	9,717	10,570	11,348	14,382
Mack-Cali / Stamford (Office Loan)	8,367	8,236	8,097
Concord Debt Holdings	4,495	4,529	—	—	—
CDH CDO	3,698	2,978	—	—	—
RE-CDO Management	1,792	1,794	1,812	1,296	1,273
Mentor Retail (1 Property)	523	511	—	—	—
So-Cal Office Loan Portfolio (31 Loans)	12	33,888	34,181	72,626	—
Riverside Plaza (Retail Loan)	—	7,883	7,883	7,883	7,883
Lakeside/Eagle	—	1	5	7	9
FII Co-Invest	—	—	1,800	1,800	1,800
LW SOFI (Sofitel Hotel Loan)	—	—	—	—	6,877

Total Equity Investments	$115,299	$146,221	$152,148	$162,142	$106,156

Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	—	—	—
180 North Michigan (Marc Realty)	—	—	—	4,020	3,999
450 West 14th Street (High Line)	—	—	—	—	7,903

Total Preferred Equity Investments	$5,500	$5,500	$1,500	$5,520	$13,402

Non-Controlling Interests
Westheimer (Houston, TX)	$11,877	$11,673	$11,316	$10,973	$10,648
River City / Marc Realty (Chicago, IL)	3,891	3,484	3,404	3,346	3,411
One East Erie/ Marc Realty (Chicago, IL)	—		480	504	461
1050 Corporetum / Marc Realty (Lisle, IL)	83	110	134	171	215
Deer Valley / Fenway (Deer Valley, AZ)	—	—	—	189	165
450 West 14th Street (High Line)	2,399	3,075	3,725	4,847	—
So-Cal Office Loan Portfolio	19	4,468	999	1,004	—

Total Non-Controlling Interests	$18,269	$22,810	$20,058	$21,034	$14,900

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust’s Consolidated Balance Sheets for all periods presented (the “Balance Sheet”). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST

SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY

(In thousands, except for per share data, Unaudited)

	Sept 30, 2012	June 30, 2012	Mar 31, 2012	Dec 31, 2011	Sept 30, 2011
Debt
Mortgage loans payable	$238,097	$229,891	$230,257	$230,940	$185,622
Senior notes payable	86,250	—	—	—	—
Secured financing	29,150	29,150	29,150	29,150	15,150
KeyBank line of credit	—	—	—	40,000	—
Series B-1 Preferred Shares	—	—	—	—	21,300

Total Debt	353,497	259,041	259,407	300,090	222,072

Preferred Shares
Series C Cumulative Convertible Redeemable Preferred Shares	—	—	—	—	3,221

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	40,000	—
Common Shares	343,605	336,688	346,924	347,802	364,776
Non-controlling ownership interests	18,269	22,810	20,058	21,034	14,900

Total Equity	482,374	479,998	487,482	408,836	379,676

Total Capitalization	$835,871	$739,039	$746,889	$708,926	$604,969

Common Dividend Per Share
Sept 30, 2012	June 30, 2012	Mar 31, 2012	Dec 31, 2011	Sept 30, 2011
$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility

	Sept 30, 2012	June 30, 2012	Mar 31, 2012	Dec 31, 2011	Sept 30, 2011
Cash and cash equivalents	$159,251	$43,959	$79,526	$40,952	$66,777
Securities carried at fair value	37,191	34,079	33,700	28,856	6,652
Available under line of credit	50,000	50,000	50,000	10,000	50,000

Total Liquidity and Credit Facility	$246,442	$128,038	$163,226	$79,808	$123,429

WINTHROP REALTY TRUST

SELECTED INVESTMENT DATA

September 30, 2012

(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 19-20, Consolidated Property Data on pages 23-24, and Equity Investment Property Data on pages 25-27.

Cash		Amount
Cash and cash equivalents		$159,251

REIT Securities		Cost	Fair Value
REIT Common shares		$ 26,775	$ 37,191

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (before int. recble)	Par Value		Extended Maturity Date
2600 West Olive	Rake Bonds	Office	LIBOR+	.65% to 1.60%	$1,500	$ 5,742	$ 6,364		02/28/13
Hotel Wales	Whole	Hotel	LIBOR+	4.00%	20,000	20,000	20,000		10/05/13
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR+	1.75%	161	11	1,267		03/09/14
10 Metrotech -33% Owned Equity Inv(1)	Whole	Office	Fixed	9.00%	32,500	32,500	40,000		08/06/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	5,154	5,154	7,718		10/06/14
Legacy Orchard	Whole	Corporate Loan	Fixed	15.00%	9,750	9,750	9,750	(2)	10/31/14
Rennaisance	Mezz	Retail/Multi Fam	LIBOR+	12.00%	3,000	3,000	3,000		01/01/15
San Marbeya	Whole	Multifamily	Fixed	5.88%	25,932	26,833	30,047		01/01/15
Fenway Shea	Whole	Office	Fixed	12.00%	2,250	2,250	2,250		04/05/15
127 West 25 Street	Mezz	Mixed Use	Fixed	14.00%	8,792	8,792	8,792		04/30/15
Churchill	Whole	Mixed Use	LIBOR+	3.75%	503	503	503		06/01/15
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	244	292	1,491		05/01/16
500-512 Seventh Ave.	B Note	Office	Fixed	7.19%	9,376	9,955	11,213		07/11/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,631	4,631	5,145		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,911	1,911	2,861		01/06/17
Disney Building / Burbank Centre	B Note	Office	Fixed	5.90%	9,000	9,000	10,000		04/06/17
Wellington Tower	Mezz	Mixed Use	Fixed	6.79%	2,352	2,641	3,502		07/11/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497		09/10/17
Broward Financial Center	Whole	Office/Retail	Fixed	9.84%	30,000	30,000	30,000		repaid Oct 2012

Loans with Potential Equity Participation
Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR+	3.25%	$40,000	$41,610	$47,000	(2)	08/06/14

(1)	Amounts shown represent 100% of the investment at the venture level.
(2)	Par amount represents borrowers discounted payoff option amount.

See Additional Loan Asset Details on Pages 19 and 20 of Supplement.

Continued on next page

WINTHROP REALTY TRUST

SELECTED INVESTMENT DATA (Continued)

September 30, 2012

(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance
Deer Valley, AZ	100%	Office	82,000	$11,800	$144	$—	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	8,016	68	—	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	10,692	91	—	(1)
Meriden, CT (Newbury Apartments)	100%	Multifamily	180 Units	25,540	141,889	13,590
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	20,873	65,228	13,478

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance
Atlanta, GA	100%	Retail	61,000	4,638	$76	$—	(1)
Denton, TX	100%	Retail	46,000	2,938	64	—	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	—	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	—	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	—	(1)
Amherst, NY	100%	Office	200,000	19,622	98	15,343
Andover, MA	100%	Office	93,000	8,329	90	—	(1)
Chicago, IL (One East Erie)	100%	Office	126,000	25,748	204	20,281
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,664	66	8,700
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	53,187
Lisle, IL (550 Corporetum)	100%	Office	169,000	21,833	129	5,753
Lisle, IL (Arboretum)	100%	Office	67,000	6,268	94	1,657
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,072	75	5,560
New York, NY	var	Office /Retail	105,000	60,198	573	51,982
Orlando, FL	100%	Office	257,000	17,290	67	37,725
Plantation, FL	100%	Office	120,000	12,935	108	10,841
South Burlington, VT	100%	Office	54,000	3,407	63	—	(1)
Jacksonville, FL	100%	Warehouse	580,000	12,629	22	—	(1)
Churchill, PA	100%	Mixed Use	52,000	9,520	183	—

(1)	These properties collateralize our revolving line of credit.

Continued on next page

WINTHROP REALTY TRUST

SELECTED INVESTMENT DATA (Continued)

September 30, 2012

(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/Units	Equity Investment Carrying Amount
Marc Realty (5 Equity Investments)	Var	Office	894,000	$21,921
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	8,904
WRT-Elad / One South State St (1 Equity Investment)	50%	Retail / Office	942,000	24,659
Vintage Housing Holdings	Var	Multifamily	4,655 Units	30,083
Mentor Retail LLC (1 Equity Investment)	50%	Retail	7,000	523

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Residential Units	Preferred Equity Investment Carrying Amount
Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000

WINTHROP REALTY TRUST

SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE

(In thousands, Unaudited)

	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
REIT Preferred shares	$—	$—	$—	$—	$—	$—	$2,067	$4,277	$2,067	$4,222

REIT Common shares	26,775	37,191	26,775	34,079	25,681	33,700	21,492	24,579	2,935	2,430

Total securities carried at fair value	$26,775	$37,191	$26,775	$34,079	$25,681	$33,700	$23,559	$28,856	$5,002	$6,652

Securities carried at fair value are comprised of REIT preferred shares and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
Net unrealized gain (loss)	$3,484	$(879)	$5,096	$3,552	$(1,036)

Net realized gain (loss)	$—	$15	$26	$(8)	$—

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.

Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST

SCHEDULE OF LOAN ASSETS

(In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Sept 30, 2012	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable
Hotel Wales	Oct-11	Hotel	New York	NY	Whole	LIBOR +	4.000	%(5)	$20,097	$20,000		10/05/13	$—
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		5,187	7,718		10/06/14	108,055
Legacy Orchard	Oct-10	Corporate Loan	N/A	N/A	Whole	Fixed	15.000%		9,750	9,750	(6)	10/31/14	—
Rennaisance	Dec-11	Retail/Multi Fam	Atlanta	GA	Mezz	LIBOR +	12.000	%(7)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul-10	Multifamily	Tempe	AZ	Whole	Fixed	5.880%		26,980	30,047		01/01/15	—
Fenway Shea	Apr-12	Office	Phoenix	AZ	Whole	Fixed	12.000%		2,250	2,250		04/05/15	—
127 West 25 Street	May-12	Mixed Use	New York	NY	Mezz	(8)	14.000%		8,894	8,792		04/30/15	35,180
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		507	503		06/01/15	—
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		307	1,491		05/01/16	16,727
500-512 Seventh Ave.	Jul-10	Office	New York	NY	B Note	Fixed	7.190%		10,000	11,213		07/11/16	243,244
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,653	5,145		09/06/16	84,701
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		1,924	2,861		01/06/17	28,932
Disney Building	Sep-12	Office	Burbank	CA	B Note	Fixed	5.897%		9,041	10,000		04/06/17	135,000
Wellington Tower	Dec-09	Mixed Use	New York	NY	Mezz	Fixed	6.790%		2,654	3,502		07/11/17	22,500
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,511	2,497		09/10/17	—
Broward Financial Center	May-12	Office/Retail	Ft. Lauderdale	FL	Whole	Fixed	9.840%		30,246	30,000		(9)	—

Total Loans Receivable									$138,001	$148,769

Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		$11	$1,267		03/09/14	$1,232,004

West Olive	Dec-09	Office	Burbank, CA	CA	Rake Bonds	LIBOR +	0.65 to 1.60	% %	5,742	6,364		02/28/13	15,666

Total Loan Securities Carried at Fair Value									$5,753	$7,631

Equity Investment Loan Assets (10,11)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		$8,337	$9,400	(6)	08/06/13	$400,000

10 Metrotech	Var 2012	Office	Brooklyn	NY	Whole	Fixed	9.000%		10,823	13,320		08/06/14	—

Total Loan Assets of Equity Investments									$19,160	$22,720

Continued on next page

WINTHROP REALTY TRUST

SCHEDULE OF LOAN ASSETS

(unaudited, continued)

Notes to Schedule of Loan Assets

(1)	Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.
(2)	Carrying amount of loans receivable includes accrued interest of $793,000 and cumulative accretion of $1,833,000 at September 30, 2012.
(3)	Maturity dates presented are after giving effect to all contractual extensions.
(4)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(5)	Libor floor of 3%.
(6)	Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(7)	Libor floor of 2%.
(8)	Interest rate is equal to the greater of 14.0% or LIBOR + 10%.
(9)	The loan was satisfied subsequent to September 30, 2012.
(10)	Does not include the Trust's equity interests in Concord and RE CDO Management.
(11)	The loan asset carrying amount presented is at Winthrop's ownership in the loan balance.

WINTHROP REALTY TRUST

NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES

(In thousands)

(Unaudited)

	Three Months Ended
	Sept 30, 2012	June 30, 2012	Mar 31, 2012	Dec 31, 2011	Sept 30, 2011
Rents and reimbursements
Minimum rent	$11,349	$10,046	$9,637	$8,993	$9,251
Deferred rents (straight-line)	486	1,030	1,446	1,140	227
Recovery income	1,818	1,152	1,143	967	976
Less:
Above and below market rents	101	102	102	106	113
Lease concessions and abatements	(419)	480	(248)	(113)	(197)

Total rents and reimbursements	13,335	12,810	12,080	11,093	10,370

Rental property expenses
Property operating	3,624	3,561	4,350	3,531	3,272
Real estate taxes	1,268	989	1,224	1,067	1,079

Total rental property expenses	4,892	4,550	5,574	4,598	4,351

Net operating income (1) from consolidated properties	$8,443	$8,260	$6,506	$6,495	$6,019

(1)	See definition of non-GAAP measure of Net Operating Income on page 35 of the supplemental package.

WINTHROP REALTY TRUST

SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION

(In thousands)

(Unaudited)

	Three Months Ended
	Sept 30, 2012	June 30, 2012	March 31, 2012	Dec 31, 2011	Sept 30, 2011
Interest, Dividends and Discount Accretion by Business Segment:

Loan Assets	$3,410	$5,472	$5,232	$4,867	$5,417

REIT Securities	312	306	286	322	86

Total Interest, Dividends and Discount Accretion	$3,722	$5,778	$5,518	$5,189	$5,503

Interest, Dividends and Discount Accretion Detail:

Interest on loan assets	$2,985	$2,746	$2,399	$2,633	$3,043

Accretion of loan discount	425	2726	2,833	2,234	2,374

Interest and dividends on REIT securities	312	306	286	322	86

Total Interest, Dividends and Discount Accretion	$3,722	$5,778	$5,518	$5,189	$5,503

WINTHROP REALTY TRUST

CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA

September 30, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000’s) Cost Basis Net of Deprec	Ownership of Land	($000’s) Debt Balance	Debt Maturity & Int Rate
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$16,298	Fee	$15,343	10/2013 5.65%
Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	6,979	Fee	(1)	(1)
Chicago, IL (One East Erie)	2005	100%	126,000	91%	The Gettys Group (2012/2016)	13,000	20,891	Fee	20,281	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City)	2007	60%	253,000	50%	ITAV (2024/2029)	35,000	14,748	Fee	8,700	04/2015 5.50%
					MFS/Worldcom(2019/2023)	61,000
Deer Valley, AZ	2010	100.0%	82,000	96%	United Healthcare (2017/2027)	42,000	10,549	Fee	(1)	(1)
					Premier Research Group (2016/2026)	13,800
					Southwest Desert Cardiology (2022 / 2037)	9,200
Englewood, CO Crossroads I	2010	100%	118,000	90%	RGN-Denver LLC (2015/ 2025)	17,000	7,509	Fee	(1)	(1)
Englewood, CO Crossroads II	2010	100%	118,000	87%	TIC Holdings (2019 / 2044)	75,000	10,010	Fee	(1)	(1)
Houston, TX	2004	8%	614,000	100%	Spectra Energy (2026/2036)	614,000	57,310	Fee	53,187	04/2016 6.23%
Lisle, IL	2006	100%	169,000	79%	United Healthcare (2014/ n/a)	41,000	18,832	Fee	5,753	10/2014 Libor + 2.5%
Lisle, IL	2006	100%	67,000	17%	ABM Janitorial (2012/2014)	11,000	5,282	Fee	1,657	10/2014 Libor + 2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,554	Fee	5,560	03/2017 5.55%
New York, NY (450 West 14th St)	2011	var	105,000	82%	Fast Retailing (2026/2036)	23,000	58,700	Ground Lease	51,982	05/2016 Libor + 2.5%
					Alice + Olivia (2021/2031)	22,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,886	Ground Lease	37,725	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,176	Fee	10,841	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,853	Ground Lease	(1)	(1)

Subtotal - Office			2,430,000				258,577		211,029

(Continued on next page)

WINTHROP REALTY TRUST

CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)

September 30, 2012 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000’s) Cost Basis Net of Deprec	Ownership of Land	($000’s) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$3,725	Ground Lease	(1)	(1)
Denton, TX	2004	100%	46,000	100%	Diesel Fitness (2016) Harbor Freight Tools (2022 / 2037)	29,000 17,000	2,610	Fee	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	3,053	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,562	Fee	(1)	(1)
Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,737	Fee	(1)	(1)

Subtotal Retail			252,000				13,687

Residential
Meriden, CT	2010	100%	180 units	93%	n/a	n/a	23,877	Fee	13,590	10/2014 Libor + 2.5%
Waterford	2012	100%	320 units	92%	n/a	n/a	20,574	Fee	13,478	8/2014 Libor + 2.5%

Subtotal Residential							44,451

Other
Warehouse
Jacksonville, FL	2004	100%	580,000	100%	Fanatics, Inc. (2015/2024)	558,000	10,519	Fee	(1)	(1)
Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	—	5,614	Fee	—	—

Subtotal - Other			632,000				16,133

Total Consolidated Properties			3,314,000				$332,848		$238,097

(**)	Occupancy rates include all signed leases, including space undergoing tenant improvements.
Notes	to Consolidated Properties - Selected Data
(1)	These properties collateralize our revolving line of credit.
(2)	The Amherst, New York office property represents two separate buildings. The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment. Effective October 31, 2013, legal title to the ground will vest with us.

WINTHROP REALTY TRUST

EQUITY INVESTMENTS – SELECTED DATA

September 30, 2012

(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000’s) Equity Investment	Ownership of Land	($000’s) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	75%	No tenants over 10%	—	7,950	Fee	7,000	09/2017 LIBOR + 2.25%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	60%	North American Medical Mgmt (2015/2020)	20,400	2,291	Fee	4,455	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	—	1,999	Fee	5,537	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	90%	Consumer Portfolio (2014/2019)	18,900	2,531	Fee	9,000	10/2019 4.30%
					UroPartners LLC (2015/ n/a)	14,500
180 North Michigan Chicago, IL (Marc Realty)	2008	70%	229,000	87%	No tenants over 10%		7,150	Fee	17,219	03/2013 Libor+1.5% (3)

Total Marc Realty Portfolio			894,000				$21,921		$43,211

Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	72%	Original Mattress (2020/2025)	57,000	$8,264	Fee	$13,819	09/2015 Libor +5.35% (4)
Atlanta, GA (Newmarket)	2008	68%	470,000	50%	No tenants over 10%	—	640	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	86%	No tenants over 10%	—	—	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000				$8,904		$124,819

Mentor Retail LLC - Equity Investment Operating Property

39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022 / n/a)	7,000	$523	Fee	$2,497	09/2017 10%

WRT-Elad / One South State Equity - Equity Investment Operating Property

One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	942,000	83%	School of the Art Institute of Chicago (2018 /2028)	157,000	$24,659	Fee	$101,722	02/2015 11%
					State of Illinois (2018)	243,000
					Target (2027 /2062)	147,000

			942,000				$24,659		$101,722

(Continued on next page)

WINTHROP REALTY TRUST

EQUITY INVESTMENTS - SELECTED DATA (Continued)

September 30, 2012

(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties

Agave Associates	Elk Grove, CA	2011	188	96%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	95%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	96%	Fee
Falls Creek Apartments	Couer d’ Alene, ID	2011	170	92%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	95%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	94%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	97%	Fee
Holly Village Apartments	Everett, WA	2011	149	95%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	98%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	99%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	98%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	97%	Fee
The Bluffs Apartments	Reno, NV	2011	300	93%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	97%	Fee
Vintage at Bend	Bend, OR	2011	106	99%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	95%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	95%	Fee
Vintage at Everett	Everett, WA	2011	259	94%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	96%	Fee
Vintage at Napa	Napa, CA	2011	115	97%	Fee
Vintage at Richland	Richland, WA	2011	150	97%	Fee
Vintage at Sequim	Sequim, WA	2011	118	97%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	98%	Fee
Vintage at Spokane	Spokane, WA	2011	287	96%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	95%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	97%	Fee

			4,655

Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee

			626

Total - Vintage Housing Portfolio			5,281	units

(Continued on Next Page)

WINTHROP REALTY TRUST

EQUITY INVESTMENTS - SELECTED DATA (Continued)

September 30, 2012

(Unaudited)

Description	Year Acquired	Trust’s Ownership	Rentable Square Feet	($000’s) Equity Investment		($000’s) Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 25 )	see above		894,000	$21,921		$43,211	(6)
Sealy Portfolio (from Page 25)	see above		2,097,000	8,904		124,819	(6)
Mentor Retail LLC (from Page 25)	see above		7,000	523		2,497	(6)
WRT-Elad / One South State Equity (from Page 25)	see above		941,000	24,659		101,722	(6)
Vintage Portfolio (from page 26)	see above		4,655 units	30,083	(5)	253,922	(6)

Total Equity Investment Operating Properties				86,090		$526,171

Loan Asset Equity Investments
SoCal Office Portfolio Loan LLC	2011	50%		12
WRT-Stamford LLC	2012	20%		8,367
10 Metrotech Loan LLC	2012	33%		10,845

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		4,495	(7)
CDH CDO LLC	2012	67%		3,698	(7)
RE CDO Management LLC	2011	50%		1,792

Total Equity Investments				$115,299

Notes to Equity Investments - Selected Data

(**)	Occupancy rates include all signed leases including space undergoing tenant improvements
(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	An interest rate swap agreement with a notional amount of $5,537 effectively converts the interest rate to a fixed rate of 4.78%.
(3)	An interest rate swap agreement with a notional amount of $17,297 effectively converts the interest rate to a fixed rate of 4.55%.
(4)	An interest rate cap was purchased that caps Libor at 1%.
(5)	The Vintage equity investment of $30,083 represents our various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above. The investment basis is not specifically allocated among the various lower tier partnerships.
(6)	See Equity Investments debt details on pages 31 and 32.
(7)	Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST

CONSOLIDATED PROPERTIES – OPERATING SUMMARY

Nine Months Ended September 30, 2012

(In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage		Rents and Reimburse- ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impairment	Deprec & Amort	(Income) Loss Attributable to Non- controlling Interest	WRT’s share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties

Retail	100.0%	6	296,000		$930	$72	$32	$826	$—	$—	$286	$—	$540
Office	100.0%	12	1,515,000		16,439	4,200	1,815	10,424	4,204	—	5,556	72 (2)	592
Residential	100.0%	2	500	units	3,705	1,232	628	1,845	422	—	1,793	—	(370)
Other	100.0%	2	632,000		2,278	1,601	163	514	—	—	575	—	(61)

		22	2,443,000		23,352	7,105	2,638	13,609	4,626	—	8,210	72	701

Partially Owned Consolidated Properties

Chicago, IL (River City/Marc Realty)	60.0%	1	253,000		3,841	1,082	320	2,439	423	—	653	545	818
Houston, TX (Multiple LP’s)	8.0%	1	614,000		5,719	12	—	5,707	2,551	—	2,104	904	148
Lisle, IL (Marc Realty)	60.0%	1	54,000		627	213	57	357	245	—	114	—	(2)
New York, NY (450 W 14th St)	Var	1	105,000		4,686	3,123	466	1,097	1,426	—	1,791	(3,288)	1,168

		4	1,026,000		14,873	4,430	843	9,600	4,645	—	4,662	(1,839)	2,132

Total Consolidated Properties		26	3,469,000		$38,225	$11,535	$3,481	$23,209	$9,271	$—	$12,872	$(1,767)	$2,833

Line of Credit interest expense									453
Interest expense related to Senior notes									874
Interest expense WRT Lender									1,004

Total									$11,602

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 35 of the supplemental package.
(2)	The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

WINTHROP REALTY TRUST

EQUITY INVESTMENTS – OPERATING SUMMARY

Nine Months Ended September 30, 2012

(In thousands, except for Square Footage, Unaudited)

Venture	Number of Properties		Square Footage		Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT’s Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	5	(2)	894,000		17,098	7,670	2,620	6,808	2,018	(170)	4,683	(63)	20
Sealy Venture Portfolio	3		2,097,000		10,300	2,010	1,182	7,108	8,389	(627)	4,457	(6,365)	(2,444)
Mentor Retail (3)	1		7,000		237	9	31	197	105	(11)	45	36	18
WRT-Elad (4)	1		942,000		10,741	2,437	1,579	6,725	8,806	5,206	4,458	(1,333)	458
Vintage Portfolio (5)	27		4,655	units	30,928	12,250	442	18,236	4,825	(4,048)	6,605	2,758	2,326

Total Equity Investment Operating Properties	37		3,940,000		$69,304	$24,376	$5,854	$39,074	$24,143	$350	$20,248	$(4,967)	378

Marc Realty Portfolio -Amortization of basis differential (6)													(152)
WRT-ROIC Riverside - Winthrop’s share of net income from equity investment													706
WRT-ROIC Lakeside Eagle-Winthrop’s share of net loss from equity investment													(32)
RE CDO Management - Winthrop’s share of net income from equity investment													46
CDH CDO - Winthrop’s share of net income from equity investment													2,003
Concord Debt Holdings - Winthrop’s share of net income from equity investment													416
WRT-SoCal Lender - Winthrop’s share of net income from equity Investment													9,710
Stamford / Mack-Cali - Winthrop’s share of net income from equity investment													548
10 Metrotech- Winthrop’s share of net income from equity investment													31

Equity in loss of equity investments													$13,654

(1)	See definition of Net Operating Income on page 35 of the supplemental package.
(2)	Marc Realty Portfolio opeerating results includes nine months of activity for five active properties, plus partial year results for four properties for which Winthrop sold its interest on May 31, 2012 and one property for which Winthrop solid its interest on March 1, 2012.
(3)	Operating results reflect results for the period May 5, 2012 to September 30, 2012.
(4)	Operating results reflect results for the period February 1, 2012 to August 31, 2012.
(5)	Operating results reflect results for the period December 1, 2011 to August 31, 2012.
(6)	This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities. The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

WINTHROP REALTY TRUST

CONSOLIDATED DEBT SUMMARY

(In thousands, Unaudited)

Description	Principal Outstanding September 30, 2012	Coupon	Remaining 2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Amherst, NY	15,343	5.650%	118	10/2013	14,822
Chicago, IL / River City	8,700	5.500%	—	04/2015	8,331
Chicago, IL / Ontario	20,281	5.750%	81	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	—	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	—	04/2016	8,800
Houston, TX - Note 3	19,387	7.500%	1,135	04/2016	—
Lisle, IL / 1050 Corporetum	5,560	5.550%	16	03/2017	5,189
Orlando, FL	37,725	6.400%	146	07/2017	34,567
Plantation, FL	10,841	6.483%	30	04/2018	10,046

Total mortgage loans payable /Wtd Avg	151,637	6.084%	1,526		125,828	3.67

Non-recourse secured financing
San Marbeya A Participation	15,150	4.850%	—	01/2015	15,150

Senior notes payable	86,250	7.750%	—	08/2022	86,250

Total Fixed Rate Debt/ Wtd Avg	253,037	6.578%	1,526		227,228	5.70

Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,478	2.71%	70	08/2014	13,478
Meriden, CT / Newbury (LIBOR + 2.5%, 1% LIBOR Cap)	13,590	2.71%	—	10/2014	13,590
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,753	2.71%	—	10/2014	5,753
Lisle, IL / 701 Arboretum (LIBOR + 2.5%, 1% LIBOR Cap)	1,657	2.71%	—	10/2014	1,657
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,982	3.50%	—	05/2016	51,982

	86,460	3.186%	70		86,460	2.93

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.250%	—	10/2013	14,000

Total Floating Rate Debt/ Wtd Avg	100,460	3.335%	70		100,460	2.67

Total Consolidated Debt/Wtd Avg	$353,497	5.656%	$1,596		$327,688	4.84

WINTHROP REALTY TRUST

EQUITY INVESTMENTS - DEBT SUMMARY

(In thousands, Unaudited)

Description	Total Principal Outstanding September 30, 2012		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	74,000		5.77%	05/01/12	(7)
Sealy - Newmarket, Atlanta, GA	37,000		6.12%	11/01/16
Marc Realty - 180 North Michigan, Chicago, IL (1)	17,219		4.55%	03/28/13
Marc Realty - 4415 West Harrision, Hillside, IL	4,455		5.62%	12/01/15
Marc Realty - 1701 East Woodfield, Shaumburg, IL (2)	5,537		4.78%	09/01/15
Marc Realty - 2205-55 Enterprise, Westchester, IL	9,000		4.30%	10/01/19
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17
WRT-Elad - One South State Street	101,722		11.00%	02/01/15
VHH - Agave Associates	2,500		3.50%	12/15/36
VHH - Bouquet Canyon Seniors	11,142		6.38%	07/01/28
VHH - Vintage at Chehalis (3)	8,190		4.62%	06/15/40
VHH - Elk Creek Apartments	7,365		6.46%	11/01/39
VHH - Falls Creek Apartments	8,345		6.24%	12/01/40
VHH - Hamilton Place Seniors	120		5.88%	07/01/14
VHH - Heritage Place Apartments	1,783		8.37%	07/19/15
VHH - Heritage Place Apartments	510		1.00%	05/01/39
VHH - Vintage at Mt. Vernon (4)	7,500		5.11%	01/15/37
VHH - Vintage at Mt. Vernon (5)	1,145		5.86%	01/15/37
VHH - Vintage at Napa	6,078		6.16%	06/01/34
VHH - Vintage at Silverdale (6)	14,880		5.62%	09/15/39
VHH - The Bluffs Apartments	8		3.00%	12/15/36
VHH - Twin Ponds Apartments	1,325		6.20%	01/01/38
VHH - Vintage at Vancouver	671		8.12%	01/01/35
VHH - Vista Sonoma Seniors Apts	10,115		6.56%	01/01/32

Total Fixed Rate Debt	$333,107	Wtd Avg	7.37%	Wtd Avg		7.2

Notes to Fixed Rate Debt Schedule:

(1)	An interest rate swap agreement with a notional amount of $17,297 effectively converts the interest rate to a fixed rate of 4.55%.
(2)	An interest rate swap agreement with a notional amount of $5,537 effectively converts the interest rate to a fixed rate of 4.78%.
(3)	An interest rate swap agreement with a notional amount of $7,986 effectively converts the interest rate to a fixed rate of 4.62%.
(4)	An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.106%.
(5)	An interest rate swap agreement with a notional amount of $1,068 effectively converts the interest rate to a fixed rate of 5.857%.
(6)	An interest rate swap agreement with a notional amount of $14,516 effectively converts the interest rate to a fixed rate of 5.615%.
(7)	Currently negotiating restructure of loan with special servicer.

(Continued on next page)

WINTHROP REALTY TRUST

EQUITY INVESTMENTS - DEBT SUMMARY (Continued)

(In thousands, Unaudited)

Description	Total Principal Outstanding September 30, 2012	Interest Rate (1), (2)	Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	13,819	LIBOR + 5.56%	5.56%	09/01/15
Marc Realty - 223 West Jackson, Chicago, IL (3)	7,000	LIBOR + 2.25%	4.25%	09/01/17
VHH - Agave Associates	14,600	SIFMA + 0.85%	1.02%	10/15/36
VHH - Vintage at Bend	5,600	SIFMA + 1.19%	1.36%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA + 1.39%	1.56%	03/15/33
VHH - Vintage at Burien	6,885	SIFMA + 1.38%	1.55%	01/15/38
VHH - Vintage at Everett	16,500	SIFMA + 1.35%	1.52%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA + 1.54%	1.71%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA + 1.42%	1.59%	07/01/33
VHH - Holly Village Apartments	7,075	SIFMA + 1.42%	1.59%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA + 1.40%	1.57%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA + 1.67%	1.84%	01/15/38
VHH - Rosecreek Senior Living	3,341	SIFMA + 0.32%	0.49%	12/31/37
VHH - Vintage at Sequim	6,324	SIFMA + 2.22%	2.39%	03/01/38
VHH - Silver Creek Apartments	12,985	SIFMA + 1.57%	1.74%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA + 1.35%	1.52%	08/15/40
VHH - Seven Hills/ St Rose	14,770	SIFMA + 0.98%	1.15%	10/15/35
VHH - The Bluffs Apartments	18,800	SIFMA + 0.84%	1.01%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA + 1.37%	1.54%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA + 2.03%	2.20%	01/01/35

Total Floating Rate Debt	193,064	Wtd Avg	1.88%	Wtd Avg	22.1

Total Joint Venture Debt	$526,171	Wtd Avg	5.35%	Wtd Avg	12.6

Notes to Floating Rate Debt Schedule:

(1)	LIBOR rate used to determine coupon on floating rate debt at September 30, 2012 was 0.21425%
(2)	SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at August 31, 2012 on the Vintage debt was 0.17%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.
(3)	Interest rate floor of 4.25%.

WINTHROP REALTY TRUST

CONSOLIDATED PROPERTIES LEASE EXPIRATIONS SUMMARY

(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)
Consolidated Multi Tenant Operating Properties:
2012	41,500	5.4%	$684,200	$16.49
2013	32,200	4.2%	495,500	15.39
2014	103,600	13.4%	1,817,900	17.55
2015	63,700	8.3%	1,199,200	18.83
2016	82,200	10.6%	1,263,500	15.37
Thereafter	448,800	58.1%	9,835,000	21.91

Consolidated Single Tenant Operating Properties:
2012	—	—	$—	$—
2013	252,000	11.3%	2,599,300	10.31
2014	54,000	2.4%	820,000	15.19
2015	659,900	29.5%	1,163,000	1.76
2016	61,000	2.7%	259,000	4.25
Thereafter	1,211,600	54.1%	15,003,700	12.38

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO

NET INCOME ATTRIBUTABLE TO COMMON SHARES

(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2012	2012	2012	2011	2011
NOI from consolidated properties (1), (4)	$8,443	$8,260	$6,506	$6,495	$6,019

Less:
Interest expense	(4,430)	(3,447)	(3,725)	(3,833)	(3,480)
Depreciation and amortization	(4,842)	(4,394)	(3,636)	(3,483)	(3,111)
(Income) loss attributable to non-controlling interest	(939)	473	901	37	(318)

WRT share of income (loss) from consolidated properties (2), (4)	(1,768)	892	46	(784)	(890)

Equity in income (loss) of equity investments (3)	12,644	586	424	(17,259)	2,820

Add:
Earnings from preferred equity investments	—	—	—	—	257
Interest, dividends and discount accretion	3,722	5,778	5,518	5,189	5,503
Settlement income	—	—	—	5,868	—
Gain on consolidation of property	—	—	—	818	—
Gain on Extinguishment of debt	—	—	—	744	8,514
Unrealized gain (loss) on loan securities carried at fair value	371	(88)	164	—	—
Unrealized gain (loss) on securities carried at fair value	3,113	(791)	4,932	3,586	—
Gain on loan securities carried at fair value	—	15	26	—	—
Gain on sale of equity investment	165	232	—	—	207
Interest and other income	242	90	102	171	472
Income from discontinued operations	(188)	51	78	513	—

Less:
Loss from preferred equity investments	—	—	—	(160)	—
Series B-1 Preferred interest expense	—	—	—	(409)	(59)
Income attributable to Series D preferred shares	(2,786)	(2,787)	(925)	(339)	—
General and administrative	(3,098)	(3,081)	(2,910)	(3,431)	(2,691)
Transaction costs	(30)	(183)	(121)	(161)	(201)
State and local tax expense	(65)	(143)	(6)	(291)	(11)
Unrealized loss on securities carried at fair value	—	—	—	—	(961)
Loss on sale of securities carried at fair value	—	—	—	—	—
Impairment loss on investment in real estate	—	—	—	(4,600)	(3,000)
Unrealized loss on loan securities carried at fair value	—	—	—	(34)	(75)
Realized loss on sale of securities carried at fair value	—	—	—	(8)	—
Loss on discontinued operations	—	—	—	—	(98)

Net income attributable to Common Shares	$12,322	$571	$7,328	$(10,587)	$9,787

(1)	See additional NOI detail on Page 22 of the supplemental package.
(2)	See detail for the nine months ended September 30, 2012 on Page 28 of the supplemental package.
(3)	See detail for the nine months ended September 30, 2012 on Page 29 of the supplemental package.
(4)	See definitions for non-GAAP measures on page 35 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Management considers FFO to be an appropriate measure of performance of a REIT. We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures. Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein. Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan - An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond - A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”). Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare

Written Requests:

P.O. Box 43078

Providence, RI 02940

phone: 800.622.6757 (U.S., Canada and Puerto Rico)

phone: 781.575.4735 (outside U.S.)

Overnight Delivery:

250 Royall Street

Canton, MA 02021

Internet Inquiries :

Investor Centre™ website at www.computershare.com/investor

Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Ryan Bennett	Barclays Capital	(212) 526-5309 ryan.bennett@barclayscapital.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 \cmailman@keybanccm.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.